SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 25, 2004


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of March 26, 2003, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Certificates, Series 2003-HE1)


                         Residential Asset Mortgage Products, Inc.
                   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                 333-110437                41-1955181
 (STATE OR OTHER JURISDICTION        (COMMISSION            (I.R.S. EMPLOYER
       OF INCORPORATION)            FILE NUMBER)          IDENTIFICATION NO.)


     8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                      (952) 857-7000 REGISTRANT'S TELEPHONE
                           NUMBER, INCLUDING AREA CODE
                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Items 1 through 6 and Item 8 are not included because they are not applicable.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)     Not applicable
(b)     Not applicable
(c)     Exhibits:

20.1 Residential Asset Mortgage Products, Inc., GMACM Home Equity Loan Trust 2003-HE1, GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2003-HE1 Servicing Certificates, for Payment Date 02/25/2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS,  INC.,
Registrant

By: /s/ Al Gentile
Name: Al Gentile
Title: Vice President
Date: February 25, 2004